The Cook & Bynum Fund
Schedule of Investments
as of December 31, 2023 (Unaudited)

COMMON STOCKS - 78.4%	Shares	Value
Breweries - 15.0%
Anheuser-Busch InBev SA/NV - ADR	128,304	$8,291,004
Union de Cervecerias Peruanas Backus y Johnston SAA	500,000	2,973,536
		11,264,540
Conglomerates - 15.2%
Berkshire Hathaway, Inc. - Class B(a)	32,013	11,417,757

Consumer Staples - Merchandise Retail - 2.0%
BIM Birlesik Magazalar AS	149,000	1,520,653

Industrial Machinery & Supplies & Components - 0.7%
Gesco SE	26,532	544,793

Retail - Convenience Stores - 9.4%
Fomento Economico Mexicano SAB de CV - ADR	54,513	7,105,770

Soft Drink Bottling and Distribution - 28.9%(b)
Arca Continental SAB de CV(c)	1,986,195	21,718,195

Wired and Wireless Telecommunications Carriers - 7.2%
Liberty Latin America Ltd. - Class C(a)	654,782	4,806,100
Liberty Latin America Ltd. - Class A(a)	81,841	598,258
		5,404,358
TOTAL COMMON STOCKS (Cost $44,260,430)		58,976,066

PREFERRED STOCKS - 9.4%
Soft Drink Bottling and Distribution - 9.4%
Coca-Cola Embonor SA - Class B	5,301,259	7,104,569
TOTAL PREFERRED STOCKS (Cost $10,125,461)		7,104,569

SHORT-TERM INVESTMENTS - 11.8%
U.S. Treasury Bills - 11.8%	Par
5.36%, 01/04/2024(a) (d)	$8,904,000	8,901,415
TOTAL SHORT-TERM INVESTMENTS (Cost $8,900,072)		8,901,415

TOTAL INVESTMENTS - 99.6% (Cost $63,285,963)		$74,982,050
Money Market Deposit Account – 0.1%(e)		76,350
Other Assets in Excess of Liabilities - 0.3%		250,451
TOTAL NET ASSETS - 100.0%		$75,308,851

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
SA – Sociedad Anónima SA/NV – Societe Anonyme/Naamloze Vennootschap SAA – Sociedad Anonima Abierta SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

(a)	Non-income producing security.
(b)	As of December 31, 2023, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	The rate shown is the effective yield.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and is subject to change daily.
The rate shown as of December 31, 2023 was 3.27%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Allocation of Portfolio Holdings by Country as of December 31, 2023
(% of Investments)
Mexico	38.5%
United States	27.1
Belgium	11.0
Chile	9.5
Bermuda	7.2
Peru	4.0
Turkey	2.0
Germany	0.7
100.0%

Valuation Measurements

Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1: Quoted prices in active markets for identical securities.
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund's investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

The Cook & Bynum Fund
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$58,976,066	$–	$–	$58,976,066
Preferred Stocks	7,104,569	–	–	7,104,569
U.S. Treasury Bills	–	8,901,415	–	8,901,415
Total Investments	$66,080,635	$8,901,415	$–	$74,982,050

Refer to the Schedule of Investments for industry classifications.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the period ended December 31, 2023. Thus, a reconciliation of assets in which other significant observable inputs are used, (Level 3) is not applicable for this Fund.